UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2010

Builders FirstSource, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	0-51357	52-2084569
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Bryan Street, Suite 1600, Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 880-3500

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	Entry into a Material Definitive Agreement

On November 23, 2010, Builders FirstSource, Inc. (the “Company”) entered into an amendment (the “Amendment”) to the Loan and Security Agreement (the “Facility”), dated December 14, 2007, among the Company, the Borrowers party thereto, the Guarantors party thereto, the Lenders party thereto, Wells Fargo Bank, National Association, successor by merger to Wachovia Bank, National Association, as Administrative Agent and Collateral Trustee, UBS Securities LLC, as Syndication Agent, General Electric Capital Corporation, as Documentation Agent, and Wachovia Capital Markets, LLC and UBS Securities LLC, as Joint Lead Bookrunners.

Prior to the Amendment, the Facility contained certain restrictive covenants, including a fixed charge coverage ratio of 1:1 that was triggered if our excess availability, as determined under the borrowing base formula, fell below a minimum liquidity requirement of $35.0 million. Under the terms of the Amendment, the minimum liquidity requirement was reduced and will now be determined on a sliding scale based on our average gross availability, as outlined in the table below:

Minimum
Ninety Day Average	Liquidity
Gross Availability	Requirement

Greater than $130.0 million	$18.75 million

Less than or equal to $130.0 million and greater than $80.0 million	$16.25 million

Less than or equal to $80.0 million	$10.0 million

For further discussion of the Facility and the minimum liquidity requirement, see the discussion in “Part I – Financial Information — Item 1. Financial Statements — Notes to Condensed Consolidated Financial Statements (unaudited) – 4. Debt” and “Part I – Financial Information — Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations – Liquidity and Capital Resources” in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2010.

The Amendment also reduces the maximum borrowing capacity under the Facility from $250.0 million to $150.0 million.

The foregoing summary of the Amendment is qualified in its entirety by the terms and conditions set forth in the Amendment, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1. The Amendment is incorporated herein by reference.

ITEM 9.01.	Financial Statements and Exhibits.

(c) Exhibits.

See Exhibit Index.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BUILDERS FIRSTSOURCE, INC.

	By:	/s/ Donald F. McAleenan

		Name:	Donald F. McAleenan
Dated: November 30, 2010		Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment No. 2 to Loan and Security Agreement, dated November 23, 2010, among Builders FirstSource, Inc., the Borrowers party thereto, the Guarantors party thereto, the Lenders party thereto, and Wells Fargo Bank, National Association, successor by merger to Wachovia Bank, National Association, as Administrative Agent

99.1	Press release dated November 30, 2010 announcing the amendment to the Company’s revolving credit facility